Exhibit 99.1

UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF DELAWARE

In re Nuo Therapeutics, Inc.	Case No. 16-10192 (MFW)
Debtor	Reporting Period: April 1 - May 5, 2016

MONTHLY OPERATING REPORT *

Required Documents	Form No.	Document Attached	Explanation Attached	Affidavit or Supplement Attached
Schedule of Cash Receipts and Disbursements	MOR-1	✓
Bank Reconciliation (or copies of debtor's bank reconciliations)	MOR-1a	✓		✓
Schedule of Professional Fees Paid	MOR-1b	✓
Copies of bank statements				✓
Cash disbursements journals				✓
Statement of Operations	MOR-2	✓		✓
Balance Sheet	MOR-3	✓
Status of Postpetition Taxes	MOR-4	✓		✓
Copies of IRS Form 6123 or payment receipt				✓
Copies of tax returns filed during reporting period				✓
Summary of Unpaid Postpetition Debts	MOR-4	✓
Listing of aged accounts payable	MOR-4		✓
Accounts Receivable Reconciliation and Aging	MOR-5	✓
Debtor Questionnaire	MOR-5	✓

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ David E. Jorden	June 3, 2016
Signature of authorized individual	Date

David E. Jorden	Acting CEO and Acting CFO
Printed name of authorized individual	Title of authorized individual

* The information contained herein is provided as required by the Office of the United States Trustee. This Monthly Operating Report has been prepared based on information available to the Debtor as of the ending date in the reporting period shown above, and such information may be incomplete in certain respects. All information contained herein is unaudited and subject to future adjustments, which could be material. Nothing contained in this Monthly Operating Report shall constitute a waiver of any of the Debtor's rights or an admission with respect to its Chapter 11 proceedings. The Debtor reserves all rights to amend, modify or supplement this Monthly Operating Report.

In re Nuo Therapeutics, Inc.	Case No. 16-10192 (MFW)
Debtor	Reporting Period: April 1 - May 5, 2016

MOR-1

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS 1

	BANK ACCOUNTS						CURRENT PERIOD		FILING TO DATE
	Business checking (Capital One)	Business money market (Capital One)	Certificate of deposit (Capital One)	Business money market (Capital One)	Business checking Class 4 (Capital One)	Cash reserves (Fidelity)	ACTUAL	PROJECTED [2]	ACTUAL	PROJECTED [3]
Account number ending in	0542	9462	4101	6936	3928	2370
Beginning cash balance	679,991	361	53,427	-	-	0	733,779	634,435	91,158	91,158

RECEIPTS
Revenue collections	290,750	-	-	-	-	-	290,750	164,800	553,470	427,520
Loans and advances	3,250,000	-	-	-	-	-	3,250,000	3,250,000	5,750,000	5,750,000
Sweeps from / (to) other accounts	-	-	-	-	-	-	-	-	-	-
Transfers from other accounts	-	-	-	-	-	-	-	-	-	-
Proceeds from sale of assets	-	-	-	-	-	-	-	-	-	-
Proceeds from capital raise	-	-	-	5,212,375	2,250,250	-	7,462,625	-	7,462,625	-
Other collections	-	0	-	-	-	-	0	-	6,199	6,199

TOTAL RECEIPTS	3,540,750	0	-	5,212,375	2,250,250	-	11,003,375	3,414,800	13,772,294	6,183,719

DISBURSEMENTS
Payroll and payroll taxes	237,226	-	-	-	-	-	237,226	235,553	578,912	811,347
Sales commissions	-	-	-	-	-	-	-	30,000	13,730	64,410
Employee benefits	5,757	-	-	-	-	-	5,757	44,643	38,210	105,994
Employee travel and entertainment	28,941	-	-	-	-	-	28,941	53,789	55,291	99,710
Research and development services	530	-	-	-	-	-	530	52,577	530	52,577
Inventory purchases	22,251	-	-	-	-	-	22,251	66,136	30,835	152,026
Outside services	13,626	-	-	-	-	-	13,626	22,435	24,156	48,602
Marketing expense	14,860	-	-	-	-	-	14,860	61,323	14,860	61,323
Reimbursement expense	19,300	-	-	-	-	-	19,300	52,896	19,300	55,757
Investor relations	550	-	-	-	-	-	550	7,801	550	9,083
Insurances	-	-	-	-	-	-	-	-	47,187	62,675
Information technology	36,414	-	-	-	-	-	36,414	8,957	36,414	65,255
Supplies	-	-	-	-	-	-	-	24,302	-	24,302
Utilities	4,366	-	-	-	-	-	4,366	3,245	4,526	11,697
Licensing fees	900	-	-	-	-	-	900	3,069	900	3,940
Professional fees, ordinary course	31,097	-	-	-	-	-	31,097	72,378	31,097	94,826
Board of Directors fees	48,737	-	-	-	-	-	48,737	17,425	48,737	17,425
Excise taxes	-	-	-	-	-	-	-	20,935	5,692	26,628
All other operating disbursements	160,503	-	-	-	-	-	160,503	73,426	187,824	249,891
Bank fees	1,384	-	-	-	-	-	1,384	5,000	1,969	6,216
Income and business taxes	20,650	-	-	-	-	-	20,650	29,570	29,543	41,729
Interest, DIP loan new money	78,822	-	-	-	-	-	78,822	32,885	78,822	32,885
Interest, DIP loan pre-petition roll-up	-	-	-	-	-	-	-	-	-	-
Fees, DIP loan	-	-	-	-	-	-	-	-	67,500	67,500
Professional fees, restructuring	579,375	-	-	-	-	-	579,375	448,187	749,376	1,011,177
U.S. Trustee fees	9,750	-	-	-	-	-	9,750	9,750	9,750	9,750
Transaction fees	-	-	-	-	-	-	-	-	-	-
Vendor deposits	15,000	-	-	-	-	-	15,000	15,000	45,000	70,000
Critical-vendor payments	36,774	-	-	-	-	-	36,774	66,294	263,265	426,491
Priority claims	-	-	-	-	-	-	-	-	-	-
KEIP/KERP	-	-	-	-	-	-	-	-	-	-
All other (sources) / uses	-	-	-	-	-	-	-	-	-	-
Transfers to other accounts	-	-	-	-	-	-	-	-	-	-

TOTAL DISBURSEMENTS	1,366,811	-	-	-	-	-	1,366,811	1,457,575	2,383,976	3,683,216

NET CASH FLOW	2,173,939	0	-	5,212,375	2,250,250	-	9,636,564	1,957,225	11,388,317	2,500,503

Ending cash balance	$2,853,930	$362	$53,427	$5,212,375	$2,250,250	$0	$10,370,343	$2,591,660	$11,479,475	$2,591,660

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES
TOTAL DISBURSEMENTS (April 1, 2016 through May 5, 2016)	1,366,811
SUBTRACT: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS	0
ADD: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)	0
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES	1,366,811

1. The accounting systems are not primarily designed to produce reports that are consistent with the requirements of the Office of the United States Trustee. The numbers presented in the cash flow are subject to change as additional information is made available. The information contained herein is provided to fulfill the requirements of the Office of the United States Trustee. All information contained herein is unaudited and subject to future adjustments.

2. The figures in the Projected column reflect the DIP Budget exhibited in the Notice of Filing of Revised Budget entered on April 24, 2016.

3. The figures in the Projected column reflect the sum of actual results from the filing to date through March 31, 2016, and the DIP Budget exhibited in the Notice of Filing of Revised Budget as mentioned above from April 1 through May 5, 2016.

In re Nuo Therapeutics, Inc.	Case No. 16-10192 (MFW)
Debtor	Reporting Period: April 1 - May 5, 2016

MOR-1a

BANK ACCOUNTS 1

Bank name	Account type	Account number	Period-end bank balance
Capital One Bank (USA) N.A.	Business checking	ending in 0542	2,942,432.12
Capital One Bank (USA) N.A.	Business money market	ending in 9462	361.54
Capital One Bank (USA) N.A.	Certificate of deposit for Maryland Board of Pharmacy	ending in 4101	53,462.87
Capital One Bank (USA) N.A.	Business money market	ending in 6936	5,212,375.00
Capital One Bank (USA) N.A.	Business checking - Class 4 account	ending in 6928	2,250,250.00
FMR LLC (Fidelity) [2]	Cash reserves	ending in 2370	0.15

TOTAL BANK BALANCE			10,458,881.68

1. An attestation regarding the Debtor's bank statements and bank-account reconciliations follows this schedule.

2. In accordance with the request of the Office of the United States Trustee, the Debtor requested this account to be closed on Tuesday, March 8, 2016.

In re Nuo Therapeutics, Inc.	Case No. 16-10192 (MFW)
Debtor	Reporting Period: April 1 - May 5, 2016

MOR-1a

ATTESTATION REGARDING BANK ACCOUNTS

The above-captioned Debtor hereby submits this attestation regarding disbursement journals and bank-account reconciliations in lieu of providing copies of bank statements and account reconciliations.

I attest that each of the bank accounts listed in the preceding schedule is reconciled to monthly bank statements. The Debtor's standard practice is to ensure that each bank account is reconciled to monthly bank statements for each calendar month within 20 days after month end.

/s/ David E. Jorden	June 3, 2016
Signature of authorized individual	Date

David E. Jorden	Acting CEO and Acting CFO
Printed name of authorized individual	Title of authorized individual

In re Nuo Therapeutics, Inc.	Case No. 16-10192 (MFW)
Debtor	Reporting Period: April 1 - May 5, 2016

MOR-1b

SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID

This schedule is to include all retained professional payments from case inception to current month.

		Amount		Check		Period amount paid		Case-to-date amount paid
Payee	Period covered	approved	Payor	#/EFT	Date paid	Fees	Expenses	Fees	Expenses
Winter Harbor LLC	3/28/16 - 4/3/16	28,551.19	Nuo Therapeutics, Inc.	EFT	4/8/2016	26,289.00	2,262.19
Winter Harbor LLC	4/4/16 - 4/10/16	9,287.28	Nuo Therapeutics, Inc.	EFT	4/12/2016	8,149.00	1,138.28
Winter Harbor LLC	4/11/16 - 4/17/16	16,050.00	Nuo Therapeutics, Inc.	EFT	5/5/2016	14,757.00	1,293.00
Winter Harbor LLC	4/18/16 - 4/24/16	22,045.00	Nuo Therapeutics, Inc.	EFT	5/5/2016	19,724.50	2,320.50
Winter Harbor LLC	4/25/16 - 5/1/16	20,356.38	Nuo Therapeutics, Inc.	EFT	5/5/2016	17,816.50	2,539.88
		96,289.85				86,736.00	9,553.85	435,383.00	31,398.29

Dentons US LLP	1/26/16 - 2/29/16	268,298.40	Nuo Therapeutics, Inc.	EFT	4/22/2016	266,260.60	2,037.80	266,260.60	2,037.80

Ashby & Geddes, P.A.	1/26/16 - 2/29/16	76,072.39	Nuo Therapeutics, Inc.	EFT	4/13/2016	71,338.80	4,733.59	71,338.80	4,733.59

Gordian Group, LLC	1/26/16 - 2/29/16	51,964.32	Nuo Therapeutics, Inc.	EFT	4/27/2016	50,000.00	1,964.32	50,000.00	1,964.32

Epiq Bankruptcy Solutions, LLC	3/1/16 - 3/31/16	61,660.00	Nuo Therapeutics, Inc.	EFT	4/13/2016	24,149.18	37,510.82	51,120.59	81,310.82

Pepper Hamilton LLP	None	-	Nuo Therapeutics, Inc.	None	None	-	-	-	-

Robbins, Salomon & Patt, Ltd.	None	-	Nuo Therapeutics, Inc.	None	None	-	-	-	-

		554,284.96				498,484.58	55,800.38	874,102.99	121,444.82

Professional	Role	Notes
Winter Harbor LLC	Debtor's Chief Restructuring Officer and additional personnel
Dentons US LLP	Debtor's counsel, lead
Ashby & Geddes, P.A.	Debtor's counsel, local
Gordian Group, LLC	Debtor's investment banker and related services
Epiq Bankruptcy Solutions, LLC	Debtor's noticing, claims and balloting agent
Pepper Hamilton LLP	Counsel to the Official Committee of Unsecured Creditors
Robbins, Salomon & Patt, Ltd.	Counsel to the Ad Hoc Equity Committee

In re Nuo Therapeutics, Inc.	Case No. 16-10192 (MFW)
Debtor	Reporting Period: April 1 - May 5, 2016

MOR-2

STATEMENT OF OPERATIONS (UNAUDITED) 1

Line item	Current period	Filing to date

Revenue
Sales, Aurix	95,160	258,830
Sales, Angel	232,691	287,154
Royalties	165,016	462,379
License fees	38,940	111,411
Other sales	-	-

Total revenue	531,807	1,119,775

Cost of sales
Cost of goods sold, Aurix	50,024	168,818
Cost of goods sold, Angel	206,554	303,592
Cost of royalties	15,194	43,470
Cost of license fees	-	(313)
Other cost of sales	70	8,559

Total cost of sales	271,842	524,126

Gross profit	259,965	595,649

Operating expenses
Employee compensation and benefits	641,064	1,271,053
Insurance	32,704	88,196
Rent	50,992	91,462
Travel and entertainment	54,023	90,426
Depreciation and amortization	45,096	129,035
Selling and marketing expense	9,460	76,819
Research and development expense	109,277	245,085
Professional fees	78,969	178,851
Board of Directors fees	15,417	48,737
Other operating expenses [2]	56,716	187,475

Total operating expenses	1,093,718	2,407,139

Operating profit	(833,753)	(1,811,490)

Non-operating expenses
Interest expense / (income)	266,245	774,036
Reorganization expense / (income) [2]	746,610	2,830,546
Loss / (gain) on asset disposal	-	-
Other non-operating expense / (income)	(2,527)	(2,527)
Income-tax expense	-	4,896

Total non-operating expenses	1,010,328	3,606,951

NET INCOME	(1,844,081)	(5,418,441)

1. The accounting systems are not primarily designed to produce reports that are consistent with the requirements of the Office of the United States Trustee. The information contained herein is provided to fulfill the requirements of the Office of the United States Trustee. All information contained herein is unaudited and subject to future adjustments.

2. See the continuation sheet following Schedule MOR-2 for additional detail regarding these line items.

In re Nuo Therapeutics, Inc.	Case No. 16-10192 (MFW)
Debtor	Reporting Period: April 1 - May 5, 2016

MOR-2 CONTINUATION SHEET

STATEMENT OF OPERATIONS (UNAUDITED) 1

Line item	Current period	Filing to date

Other operating expenses
Other services	918	1,344
Investor services	8,713	13,854
Information technology	14,653	42,774
Temporary labor	-	-
Repairs and maintenance	250	250
Supplies	703	1,242
Office expense	9,263	(5,471)
State and local taxes	9,205	24,878
Business-development expense	-	-
Bad-debt expense	-	(5,535)
Dues, subscriptions and fees	12,197	112,833
Miscellaneous expense	814	1,306

Total other operating expenses	56,716	187,475

Reorganization expense / (income) [2]
Professional fees, Debtor's Chief Restructuring Officer	82,536	480,085
Professional fees, Debtor's counsel, lead	503,714	1,280,458
Professional fees, Debtor's counsel, local	57,707	229,983
Professional fees, Debtor's investment banker and related services [3]	(105,000)	6,826
Professional fees, Debtor's claims and noticing agent	99,195	231,627
Professional fees, DIP lender's counsel, lead and local	-	140,109
Professional fees, Unsecured Creditors' Committee counsel	52,208	310,208
Professional fees, Ad Hoc Equity Committee counsel	50,000	135,000
U.S. Trustee fees	6,250	16,250

Total reorganization expense	746,610	2,830,546

1. The accounting systems are not primarily designed to produce reports that are consistent with the requirements of the Office of the United States Trustee. The numbers presented in this schedule are subject to change as additional information is made available. The information contained herein is provided to fulfill the requirements of the Office of the United States Trustee. All information contained herein is unaudited and subject to future adjustments.

2. Several of these expenses are estimated in the case where invoices have not been received.

3. The credit to this account represents post-petition accruals reclassified to the additional paid-in capital balance-sheet account.

In re Nuo Therapeutics, Inc.	Case No. 16-10192 (MFW)
Debtor	Reporting Period: April 1 - May 5, 2016

MOR-3

BALANCE SHEET (UNAUDITED) 1

Line item	Current period	As of petition date

ASSETS
Current assets
Cash and cash equivalents	10,370,343	94,558
Accounts receivable	671,249	1,237,057
Intercompany receivable	14,821,589	14,593,348
Other receivables	959,250	474,489
Inventory	187,152	254,764
Deposits	382,227	478,564
Prepaid expenses	566,856	727,665
Deferred costs, current portion	1,091,387	1,091,387

Total current assets	29,050,052	18,951,831

Property, plant and equipment [2]
Angel machines	225,493	225,493
Aurix centrifuges	924,970	924,970
Computer and office equipment	113,842	113,842
Furniture and fixtures	40,849	40,849
Production equipment	307,851	307,851
Leasehold improvements	32,131	32,131
Software	523,571	523,571
Less: Accumulated depreciation	(1,263,377)	(1,119,749)

Net property, plant and equipment	905,331	1,048,959

Other assets
Deferred costs, long-term portion	2,077,154	2,379,339
Investment, Aldagen [2]	31,753,381	31,753,381
Intangible assets, net of accumulated amortization [2]	1,756,177	1,830,059
Other long-term assets	18,361	11,986

Total other assets	35,605,073	35,974,765

TOTAL ASSETS	65,560,457	55,975,555

LIABILITIES AND OWNERS' EQUITY
Liabilities not subject to compromise
Accounts payable	1,803,929	-
Accrued compensation and benefits	411,749	-
Accrued expenses	890,409	-
Accrued taxes	42,243	-
Accrued interest	415	-
Customer deposits	95,610	-
Debtor-in-possession financing	5,750,000	-
Convertible debt, net of original issue discount	-	-
Deferred revenue	899,921	-
Derivative liabilities	-	-
Other long-term liabilities	377,222	-

Total liabilities not subject to compromise	10,271,499	-

Liabilities subject to compromise [3]
Accounts payable	1,363,431	2,293,463
Accrued compensation and benefits	880,158	950,283
Accrued expenses	964,404	735,733
Accrued taxes	5,243	50,352
Accrued interest	4,529,645	4,529,645
Customer deposits	-	329,145
Debtor-in-possession financing	-	-
Convertible debt, net of original issue discount	1,306,238	981,554
Deferred revenue	-	1,072,103
Derivative liabilities	2,597,930	2,597,930
Other long-term liabilities	-	207,892

Total liabilities subject to compromise	11,647,049	13,748,099

Shareholders' equity
Mezzanine equity	500,000	500,000
Common stock	405,427	405,427
Additional paid-in capital	132,811,951	125,979,057
Retained earnings / (losses), pre-petition [3]	(82,770,978)	(84,657,028)
Retained earnings / (losses), post-petition	(5,418,441)	-

Total shareholders' equity	45,527,959	42,227,456

TOTAL LIABILITIES AND OWNERS' EQUITY	67,446,507	55,975,555

1. The accounting systems are not principally designed to produce reports that are consistent with the requirements of the Office of the United States Trustee. The numbers presented in this schedule are subject to change as additional information is made available. The information contained herein is provided to fulfill the requirements of the Office of the United States Trustee. All information contained herein is unaudited and subject to future adjustments.

2. With respect to the book value of property, plant and equipment, the subsections of Accounting Standards Codification 360-10 “Property, Plant, and Equipment—Overall” published by the Financial Accounting Standards Board related to impairment or disposal of long-lived assets mandate that long-lived assets, such as property, plant and equipment, and purchased intangible assets subject to amortization, are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Although an impairment test has not yet been performed for the fiscal year ended December 31, 2015, the Debtor expects an asset impairment could be required in one or more asset categories.

3. Pre-petition liabilities and retained earnings continue to be adjusted monthly based on actual pre-petition invoices received and reconciled post-petition.

In re Nuo Therapeutics, Inc.	Case No. 16-10192 (MFW)
Debtor	Reporting Period: April 1 - May 5, 2016

MOR-4

STATUS OF POST-PETITION TAXES

Line item	Beginning liability	Amount withheld, accrued, and expensed	Amount paid	Date paid	Check #, EFT, or Other	Ending liability

Employee-related taxes
Federal tax	71	76,866	(69,114)	Various	Wire	7,823
State tax	17	8,807	(8,806)	Various	Wire	18
City tax	0	46	(46)	Various	Wire	0
School-district tax	0	42	(42)	Various	Wire	0

Subtotal, employee-related taxes	88	85,761	(78,008)			7,841

Income and business taxes
Sales tax	20,798	2,504	(531)	Various	ACH	22,771
Franchise tax	12,608	6,774	-	None	None	19,382
Income tax	4,896	-	-	None	None	4,896
All other taxes	-	-	-	None	None	-

Subtotal, income and business taxes	38,302					47,049

Taxes included in accounts payable	6,189	992	(4,897)	Various	ACH	2,284

TOTAL TAXES	44,579	96,031	(83,436)			57,174

Less: Taxes included in accounts payable	(6,189)	(992)	4,897	Various	ACH	(2,284)
Less: Taxes included in other long-term liabilities	(4,896)	-	-	None	None	(4,896)
Less: Taxes included in Accrued Compensation	-	(7,752)	-	None	None	(7,752)

TOTAL ACCRUED TAXES	33,494	87,287	(78,539)			42,242

In re Nuo Therapeutics, Inc.	Case No. 16-10192 (MFW)
Debtor	Reporting Period: April 1 - May 5, 2016

MOR-4

ATTESTATION REGARDING STATUS OF POST-PETITION TAXES

The above-captioned Debtor hereby submits this attestation regarding the status of post-petition taxes in lieu of providing tax returns and detailed records of paid or unpaid taxes by type and entity.

I hereby certify, to the best of my knowledge, that: (1) all federal, state and local post-petition taxes and estimates due and owing for the period indicated above for the Debtor have been paid or that any remaining balance dues are de minimis; and (2) to the extent that tax returns have not been submitted, an extension has been either obtained or requested from the appropriate state or federal agency, or the Debtor is in the process of obtaining or requesting such extension from the appropriate state or federal agency.

/s/ David E. Jorden	June 3, 2016
Signature of authorized individual	Date

David E. Jorden	Acting CEO and Acting CFO
Printed name of authorized individual	Title of authorized individual

In re Nuo Therapeutics, Inc.	Case No. 16-10192 (MFW)
Debtor	Reporting Period: April 1 - May 5, 2016

MOR-4

STATUS OF UNPAID POST-PETITION DEBTS 1

	Days Outstanding
Line item	Current	1-30	31-60	61-90	91-120	Over 120	Totals
Accounts payable [2]	1,379,266	256,370	114,905	59,951	(6,564)	-	1,803,929
Accrued compensation and benefits	411,749	-	-	-	-	-	411,749
Accrued expenses	890,409	-	-	-	-	-	890,409
Accrued taxes	42,243	-	-	-	-	-	42,243
Accrued interest	415	-	-	-	-	-	415
Customer deposits	95,610	-	-	-	-	-	95,610
Debtor-in-possession financing	5,750,000	-	-	-	-	-	5,750,000
Convertible debt, net of original issue discount	-	-	-	-	-	-	-
Deferred revenue	899,921	-	-	-	-	-	899,921
Derivative liabilities	-	-	-	-	-	-	-
Other long-term liabilities	377,222	-	-	-	-	-	377,222

Totals	9,846,836	256,370	114,905	59,951	(6,564)	-	10,271,499

1. All information contained herein is unaudited and subject to future adjustments. Certain debts payable pursuant to orders of the Bankruptcy Court are reflected as current for the purposes of this schedule. All post-petition debts other than aged accounts payable are assumed to be current.

2. Amounts in this line item represent open and outstanding trade vendor invoices, aged based on invoice due date, that have been entered into the Debtor's accounts payable system. These amounts do not include any payables based on accruals for goods provided and/or services performed but for which invoices have not been received. The Debtor expects to pay all amounts not listed as "Current" as soon as practicable. This note is provided in place of a list of aged accounts payable.

In re Nuo Therapeutics, Inc.	Case No. 16-10192 (MFW)
Debtor	Reporting Period: April 1 - May 5, 2016

MOR-5

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING *

	Days Outstanding
Line item	Current	1-30	31-60	61-90	Over 90	Totals
Accounts receivable	417,105	21,571	(17,801)	175,579	154,981	751,435
Less: Allowance for doubtful accounts	-	-	-	-	(80,186)	(80,186)

Totals	417,105	21,571	(17,801)	175,579	74,795	671,249
	62.1%	3.2%	-2.7%	26.2%	11.1%	100.0%

Reconciliation of accounts receivable, trade
Accounts receivable, net at the beginning of the reporting period						836,717
Add: Amounts billed during the period						390,114
Subtract: Amounts collected during the period						(555,583)
Subtract: Change in allowance for doubtful accounts						0
Other adjustments						0

Accounts receivable at the end of the reporting period						671,249

* All information contained herein is unaudited and subject to future adjustments.

In re Nuo Therapeutics, Inc.	Case No. 16-10192 (MFW)
Debtor	Reporting Period: April 1 - May 5, 2016

MOR-5a

DEBTOR QUESTIONNAIRE

#	Line item	Yes	No
1	Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.	✓

2	Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		✓

3	Have all post-petition tax returns been timely filed? If no, provide an explanation below.		✓

4	Are workers' compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	✓

5	Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s).	✓

Explanations
1	On May 5, 2016, per the Notice of (I) Entry of Confirmation Order (A) Granting Final Approval of Disclosure Statement and (B) Confirming the Debtor's Modified First Amended Plan of Reorganization of the Debtor, (II) Occurrence of Effective Date, and (III) Rejection Claim Bar Date entered on May 6, 2016 [Docket No. 390], the Debtor's Plan of Reorganization was substantially consummated.

2	None required

3	The company has filed most of its tax returns timely, and the remaining returns are either in the process of being filed or were already filed but require corrections. The amounts potentially owed as a result of the latter category of returns are expected to be de minimis and will be paid as soon as practicable.

4	None required

5	Two bank accounts were opened with Capital One Bank (USA) N.A.: one ending in 6936 established as an escrow account containing proceeds from the Debtor's capital raise in conjunction with Scenario A of its confirmed Plan of Reorganization, less $2,250,250.00 segregated to pay Class 4 claims under the Plan of Reorganization ("Segregated Amount"); and one ending in 3928 containing the Segregated Amount. The documents related to these accounts follow this schedule.